UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 E. Washington Street Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 642-1716

(Former Name or Former Address, if Changed Since Last Report): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

As previously disclosed on January 4, 2021, Magellan Health, Inc., a Delaware corporation (the “Company” or “Magellan”), entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) with Centene Corporation, a Delaware corporation (“Centene”) and Mayflower Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Centene (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Centene.

On February 8, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) its preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) and on February 19, 2021, the Company filed its definitive proxy statement on Schedule 14A relating to the special meeting of stockholders of the Company scheduled to be held on March 31, 2021 (the “Definitive Proxy Statement”) to, among other things, vote on a proposal to adopt the Merger Agreement.

As described more fully below, on March 19, 2021, the Company affirmatively waived the standstill restrictions contained in certain confidentiality agreements to the extent required to permit each such party to make a confidential alternative acquisition proposal to the Board should it choose to do so, consistent with Section 5.4 of the Merger Agreement.

Since the filing of the Preliminary Proxy Statement, four actions (collectively, the “Federal Stockholder Actions”) have been filed in federal court in Delaware and Pennsylvania by purported Magellan stockholders against Magellan and the members of the Magellan board of directors in connection with the transactions contemplated by the Merger Agreement: Shiva Stein v. Magellan Health, Inc., et al., Case No. 1:21-cv-00185-RGA (D. Del. Feb. 10, 2021); Marc Waterman v. Magellan Health, Inc., et al., Case No. 1:21-cv-00217-UNA (D. Del. Feb. 16, 2021); Michael Kent v. Magellan Health, Inc., et al., Case No. 1:21-cv-00352 (D. Del. Mar. 9, 2021); and Jeffrey D. Justice II v. Magellan Health, Inc., et al., Case No. 2:21-cv-01194-PBT (E.D. Pa. Mar. 11, 2021). Each of the Federal Stockholder Actions alleges, among other things, that the preliminary proxy statement or Definitive Proxy Statement, as applicable at the time of the filing of the complaint, is false and misleading and/or omits material information concerning the transactions contemplated by the Merger Agreement in violation of Section 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated under the Exchange Act. The plaintiffs in the Federal Stockholder Actions, among other things, seek to enjoin the defendants from consummating the transaction, rescissory damages should the transaction not be enjoined and an award of attorneys’ and experts’ fees.

In addition, one putative class action lawsuit, Bryan Anderson v. Magellan Health, Inc., et al., Case No. 2021-0202-KSJM (Del. Ch. Mar. 9, 2021) (the “Anderson Action” and, together with the Federal Stockholder Actions, the “Stockholder Actions”) has been filed against Magellan and the members of the Magellan board of directors in the Delaware Court of Chancery. The Anderson Action alleges breach of fiduciary duty claims against Magellan’s directors in connection with the transactions contemplated by the Merger Agreement, and further alleges that the Definitive Proxy Statement is false and misleading and/or omits material information concerning the transactions contemplated by the Merger Agreement. On March 9, 2021, the plaintiff in the Anderson Action also filed a motion to expedite proceedings and a motion for a preliminary injunction.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with information contained in the Definitive Proxy Statement, the information contained herein shall be deemed to supersede the information contained in the Definitive Proxy Statement. The Company denies the allegations in the complaints relating to the Stockholder Actions and denies any alleged violations of law or any legal or equitable duty.

1.	The section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

A.	The disclosure in the fifth full paragraph on page 30 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined and deleted text marked with a strikethrough):

On March 4, 2019, Goldman Sachs commenced contacting third parties, including Centene and the three other parties that had contacted Mr. Smith on an unsolicited basis. Centene informed Goldman Sachs that it was not interested in participating in the process. A total of 34 parties expressed potential interest in the Company, with ~~24~~ 26 of those parties entering into confidentiality agreements or amendments to existing confidentiality agreements with Magellan. Twenty-five of those confidentiality agreements~~, with certain exceptions,~~ included “standstill” provisions that prohibited the third party from ~~requesting waivers of the standstill restrictions. The~~, among other things, with certain exceptions, acquiring or making proposals to acquire securities of the Company or offering or indicating an interest in any merger or other extraordinary transaction involving the Company, in each case, without the Company’s prior consent. The Company’s purpose in entering into the standstill provisions was to incent each counterparty to participate in the Company’s sale process and elicit the highest potential price that such third party would be willing to offer to engage in a transaction involving the Company. The standstill provisions also generally included a provision that precluded the third party from requesting the Company, directly or indirectly, to amend or waive any of the standstill restrictions. The purpose of these “don’t request” provisions was to make it more difficult for the counterparty to circumvent or make ineffective the standstill restrictions, which, as noted in the preceding sentence, were thought by the Company to be a value-enhancing tool in the context of the sale process. As of the execution and delivery of the Merger Agreement, 20 standstill provisions had expired. Six standstill provisions remained in effect as of such time, including any such provisions as were subsequently amended, as discussed further below. The parties entering into confidentiality agreements with Magellan received certain materials regarding the Company and details concerning the process contemplated to be undertaken pursuant to the Broad Outreach and such parties were requested to submit “first round” indications of interest on March 27, 2019.

B.	The disclosure in the last paragraph beginning on page 32 and ending on page 33 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined and deleted text marked with a strikethrough):

In late February 2020, following the receipt of unsolicited proposals from a number of interested parties, the Board authorized Magellan’s management team and a financial advisor engaged by the Company for this purpose to commence a process to explore the potential for a sale of its MCC Business. In the Board’s view, a sale of the MCC Business at an attractive price would eliminate the risks of execution of its profitability improvement initiatives regarding the MCC Business, provide the Company with additional financial flexibility and allow the Company’s senior management team to focus on the remaining businesses and improving the services provided to the customers of those businesses. Pursuant to this process, ~~a number of~~ three parties ~~(a)~~ entered into amendments to the confidentiality agreements previously executed and delivered in connection with the Broad Outreach ~~to extend the time periods during which the standstill and non-solicitation and no-hire provisions contained therein would be in effect, (b)~~. One such confidentiality agreement did not contain a standstill provision. Another such confidentiality agreement was with Molina; the amendment to its agreement, given the lapse of time since its original execution and the Company’s desire to maintain the effectiveness of the standstill restrictions, extended the term of the standstill provision contained therein to February 11, 2022. The amendment to the third confidentiality agreement, given the lapse of time from its original execution and the Company’s desire to maintain the effectiveness of the standstill restrictions, extended the term of the standstill provision contained therein to August 11, 2021, subject to earlier termination under certain circumstances. The standstill provision in the third confidentiality agreement terminated in accordance with its terms upon the Company’s entry into the Merger Agreement. The three parties that entered into amendments to their confidentiality agreements in connection with the MCC Business sale process were provided due diligence access ~~and~~, management presentations~~, (c) were provided with~~ and transaction documentation for their review and comment and ~~(d)~~ were asked to submit proposals to purchase the MCC Business, as well as to consider commercial agreements with Pharmacy Management and the Behavioral and Specialty Health businesses of Healthcare. Following the conclusion of this process, on April 30, 2020, Magellan publicly announced that it had entered into a definitive agreement with Molina to sell the MCC Business to Molina for a purchase price of $850 million, subject to certain adjustments (which we refer to as the “MCC Business Sale Announcement” and such sale, the “MCC Business Sale”), as well as various binding letters of intent to enter into long-term commercial agreements, including new medical pharmacy and musculoskeletal management services to be provided by Magellan to Molina members and Molina’s retaining Magellan for behavioral health, pharmacy benefit management (which we refer to as “PBM”), radiology and musculoskeletal management services in certain markets serviced by the MCC Business.

C.	The following disclosure is hereby added as three new paragraphs following the second paragraph on page 43 of the Definitive Proxy Statement (with new text in bold and underlined):

Six confidentiality agreements containing standstill provisions remained in effect in accordance with their terms following the execution and delivery of the Merger Agreement. Following Magellan’s entry into the Merger Agreement, one such standstill provision allows the making by the counterparty on a confidential basis directly to the Board of any offers or proposals that would otherwise be prohibited by the standstill provision. Five such standstill provisions prohibit the counterparty from, among other things, with certain exceptions, acquiring or making proposals to acquire securities of the Company or offering or indicating an interest in any merger or other extraordinary transaction involving the Company, in each case without the Company’s prior consent. Four of these standstill provisions prohibit the counterparty from requesting the Company, directly or indirectly, to amend or waive such provisions and the fifth, which is scheduled to expire on March 20, 2021, as noted below, prohibits the counterparty from requesting the Company, directly or indirectly, to amend or waive the standstill provision in a manner that would reasonably be expected to require the Company to make a public announcement with respect thereto. Thus, absent the Company’s decision affirmatively to waive the “don’t request” clauses of the foregoing confidentiality agreements, none of the parties to such confidentiality agreements, other than the counterparty to the confidentiality agreement containing the standstill provision scheduled to expire on March, 20, 2021, could approach the Company to request a waiver of the standstill restriction in order to present an offer to purchase securities of the Company in a consensual merger or other form that might constitute an alternative acquisition proposal under Section 5.4 of the Merger Agreement. The Merger Agreement permits the Company to waive the standstill provisions that remained in effect following the execution of the Merger Agreement under certain circumstances — see the section entitled “The Merger Agreement—Covenants and Agreements—No Solicitation” beginning on page 87.

Of the five standstill provisions containing these “don’t request” clauses, one expired on March 11, 2021 and one is scheduled to expire on March 20, 2021 (we refer to the counterparty to the latter standstill provision as “Company A”). The remaining three standstill provisions are scheduled to expire after March 31, 2021, the scheduled date of the special meeting. Of these three standstill provisions, one is with Molina, which throughout the Broad Outreach and subsequently in the MCC Business Sale process, expressed interest only in the MCC Business, which it purchased on December 31, 2020. Of the remaining two standstill provisions, one counterparty (which we refer to as “Company B”) determined early in the Broad Outreach process not to pursue any transaction with the Company pursuant to such process and the other (which we refer to as “Company C”) expressed an interest in considering a transaction involving only a part of one of the Company’s business segments, which was deemed unattractive by the Board.

On March 19, 2021, the Company affirmatively waived the standstill restrictions applicable to each of Company A, B and C to the extent required to permit each such party to make a confidential alternative acquisition proposal to the Board should it choose to do so, consistent with Section 5.4 of the Merger Agreement. For more information on alternative acquisition proposals, see the section entitled “The Merger—Covenants and Agreements—No Solicitation” beginning on page 87. The Board is aware of the standstill restrictions applicable to Molina and understands that the impact of the “don’t request” clause prohibits Molina from indicating any interest that it might have in a transaction involving the Company beyond the MCC Business Sale that Molina completed on December 31, 2020. In the Board’s judgment and belief, it has a valid corporate purpose for maintaining the standstill restrictions in place with Molina.

2.	The section of the Definitive Proxy Statement entitled “The Merger—Reasons for Recommending the Adoption of the Merger Agreement” is amended and supplemented as follows:

A.	The disclosure in the fourth bullet point under the heading “Negotiations with Centene and the Merger Agreement” on page 45 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined and deleted text marked with a strikethrough):

Magellan’s ability, under certain circumstances, to furnish information and conduct negotiations with third parties regarding unsolicited alternative acquisitions proposals, including that, although standstill restrictions under six confidentiality agreements entered into or amended in connection with the Broad Outreach and/or the exploration of the MCC Business Sale remained in effect in accordance with their terms following the execution and delivery of the Merger Agreement, five of which standstill restrictions prohibited the making of confidential proposals to the Board, Magellan would be permitted to waive such standstill restrictions ~~in certain circumstances~~ to the extent that the Board determined in good faith (after consultation with outside legal counsel) that failure to make such waiver would be inconsistent with its fiduciary duties under applicable law and solely to the extent necessary to permit the counterparty to make a confidential alternative acquisition proposal to the Board. For additional details concerning these standstill restrictions, please see the section entitled “—Background of the Merger”;

B.	The disclosure in the ninth bullet point under the heading “Negotiations with Centene and the Merger Agreement” on page 45 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined):

[T]hat the Merger Agreement is subject to the adoption by Magellan stockholders, which, in the Board’s view, would allow sufficient time for a third party to make a superior proposal to acquire Magellan if it desires to do so, except, as discussed above, that (i) Companies A, B and C were subject to contractual restrictions disclosed above (which in the case of Company A are scheduled to expire on March 20, 2021), until the Board exercised its rights to waive the standstill restrictions applicable to those counterparties on March 19, 2021 to the extent required to permit each such party to make a confidential alternative acquisition proposal to the Board should it choose to do so, consistent with Section 5.4 of the Merger Agreement and (ii) Molina, which throughout the Broad Outreach and subsequently in the MCC Business Sale process, expressed interest only in the MCC Business, which it purchased on December 31, 2020, is contractually prohibited from acquiring or making proposals to acquire securities of Magellan or offering or indicating an interest in any merger or other extraordinary transaction involving Magellan and is prohibited from requesting Magellan, directly or indirectly, to amend or waive such provision;

3.	The section of the Definitive Proxy Statement entitled “The Merger—Opinion of Goldman Sachs & Co. LLC” is amended and supplemented as follows:

A.	The disclosure in the third paragraph under the heading “Illustrative Discounted Cash Flow Analysis” on page 53 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined):

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it had derived the Company’s net debt as of September 30, 2020 of $558 million (defined for this purpose as the Company’s debt as of September 30, 2020, as reflected in the Company’s publicly available filings, less the Company’s unrestricted cash and short term investments balance as of September 30, 2020, as reflected in the Company’s publicly available filings), to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values by the implied total number of fully diluted shares of Magellan common stock as of December 28, 2020 (27.7 million shares), based on the derived range of illustrative equity values, and calculated using information provided by Company management and the treasury stock method, to derive a range of illustrative present values per share of Magellan common stock of $85.55 to $100.89.

B.	The disclosure in the first paragraph under the heading “Premia Paid Analysis” beginning on page 53 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined):

Goldman Sachs reviewed and analyzed, using publicly available data obtained from Thomson and DataStream, the premia paid in 40 acquisitions of publicly traded healthcare companies (excluding biotech companies) in the United States (which we refer to as “Healthcare Acquisitions”) announced during the period from December 31, 2010 through December 31, 2020 in which the target company had an implied enterprise value of $1 billion to $5 billion. For each calendar year through December 31, 2020, Goldman Sachs calculated the premia of the price paid in all Healthcare Acquisitions announced during such period as well as in any all-cash Healthcare Acquisitions announced during such period, in each case, relative to the target company’s closing share price at the 1-trading day prior to the announcement of the transaction. For the entire period from December 31, 2010 through December 31, 2020, Goldman Sachs calculated the median, mean, 25th percentile and 75th percentile premia of the price paid in all Healthcare Acquisitions announced during such period as well as in any all-cash Health Acquisitions announced during such period, in each case, relative to the target company’s closing share price at the 1-trading day prior to the original announcement of the transaction. The following shows a summary of the results of the review:

C.	The disclosure in the chart under the heading “Selected Precedent Transactions Analysis” on page 54 of the Definitive Proxy Statement is hereby amended and restated as follows (with new column in bold):

Announced	Acquiror	Target	Enterprise Value / LTM EBITDA		Enterprise Value (in billions)
Dec-18	Centerbridge Partners	Civitas Solutions, Inc.	8.7	x	$1.4
Mar-18	Cigna Corporation	Express Scripts Holding Company	9.0	x	$67.1
Oct-17	Express Scripts Holding Company	eviCore healthcare	13.1	x	$3.6
Mar-15	OptumRx	Catamaran Corporation	17.1	x	$13.5
Oct-14	Acadia Healthcare Company, Inc.	CRC Health Group, Inc.	10.2	x	$1.2
Jul-11	Express Scripts Holding Company	Medco Health Solutions, Inc.	11.5	x	$34.6
May-10	Universal Health Services, Inc.	Psychiatric Solutions, Inc.	9.5	x	$3.1
Apr-09	Express Scripts Holding Company	WellPoint NextRx	11.7	x	$4.7
Nov-06	CVS Health Corporation	Caremark Rx, Inc.	13.3	x	$24.8

4.	The section of the Definitive Proxy Statement entitled “The Merger—Opinion of Guggenheim Securities, LLC” is amended and supplemented as follows:

A.	The disclosure in the third paragraph under the heading “Other Financial Reviews Solely for Informational Reference Purposes” on page 64 of the Definitive Proxy Statement is hereby amended and restated as follows (with new text in bold and underlined and deleted text marked with a strikethrough):

Wall Street Equity Research Analyst Stock Price Targets. Guggenheim Securities reviewed ~~selected~~ 3 selected Wall Street equity research analyst stock price targets for the Company as published prior to December 31, 2020. Guggenheim Securities noted that such Wall Street equity research analyst stock price targets for the shares of Magellan common stock were $92.00-$98.00 per share.

B.	The disclosure in the chart under the heading “Selected Precedent Mergers and Acquisitions Transactions Analysis” on page 62 of the Definitive Proxy Statement is hereby amended and restated as follows (with new column in bold):

Date Announced	Acquiror	Target Company	Transaction Enterprise Value / NTM EBITDA		Transaction Value (in billions)
Precedent M&A Transactions – Pharmacy & Specialty Benefit Managers and Behavioral Health
12/09/19	OptumRx	Diplomat Pharmacy, Inc.	11.5	x	$0.9
06/06/19	Anthem, Inc.	Beacon Health Options	NM		NA
12/11/18	KKR / PharMerica Corporation	BrightSpring Health Services	NM		1.3
03/08/18	Cigna Corporation	Express Scripts Holding Corporation	8.7		67.1
11/15/17	Diplomat Pharmacy, Inc.	LDI Integrated Pharmacy Services	11.9		0.6
10/10/17	Express Scripts Holding Corporation	eviCore Healthcare	10.7		3.6
03/30/15	OptumRx	Catamaran Corporation	14.4		13.5
02/11/15	Rite Aid Corporation	EnvisionRx	11.3		2.0
10/29/14	Acadia Healthcare Company, Inc.	CRC Health Group, Inc	NM		1.2
04/18/12	SXC Health Solutions Corp.	Catalyst Health Solutions, Inc.	18.2		4.3
07/21/11	Express Scripts Holding Company	Medco Health Solutions, Inc.	10.2		34.6
05/18/10	Universal Health Services, Inc.	Psychiatric Solutions, Inc.	9.1		3.1
04/13/09	Express Scripts Holding Company	WellPoint NextRx	NM		4.7
07/09/07	WellPoint, Inc.	American Imaging Management	7.5		0.3
11/01/06	CVS Health Corporation	Caremark Rx, Inc.	12.7		24.8
01/31/06	Magellan Health Inc.	National Imaging Associates, Inc.	7.8		0.1

Statistical Summary
	Median		11.0	x
	Mean		11.2

Precedent M&A Transactions – Managed Care
03/27/19	Centene Corporation	WellCare Health Plans, Inc.	14.6	x	$17.2
12/03/17	CVS Health Corporation	Aetna Inc.	13.1		78.4
11/17/16	WellCare Health Plans, Inc.	Universal American Corp.	17.6		0.8
07/02/15	Centene Corporation	Health Net, Inc.	11.2		6.9
08/20/12	Aetna Inc.	Coventry Health Care Inc.	7.9		6.5
07/09/12	WellPoint, Inc.	AmeriGroup Corporation	12.3		5.1
10/24/11	Cigna Corporation	HealthSpring, Inc.	7.6		4.0

Statistical Summary
	Median		12.3	x
	Mean		12.0

Centene/Company Merger			10.8	x

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed merger of Mayflower Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Centene Corporation, a Delaware corporation (“Centene”), with and into Magellan Health, Inc., a Delaware corporation (the “Company”), such that the Company will become a wholly-owned subsidiary of Centene. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger, the Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement regarding the proposed merger on February 19, 2021 (the “Definitive Proxy Statement”), and the Company commenced mailing the Definitive Proxy Statement to its stockholders on or about February 19, 2021. The Company may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meetings to approve the proposed merger, the Merger Agreement or other responses in relation to the proposed merger, should be made only on the basis of the information contained in the Company’s Definitive Proxy Statement. Stockholders may obtain a free copy of the Definitive Proxy Statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at ir.magellanhealth.com/investor-relations copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The proposed transaction will be implemented solely pursuant to the terms and conditions of the Merger Agreement, which contain the full terms and conditions of the proposed merger.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2019 and December 31, 2020, which were filed with the SEC on February 28, 2020 and February 26, 2021, respectively, its definitive proxy statement for the 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020, and its Current Report on Form 8-K filed with the SEC on September 3, 2020. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction is included in the Definitive Proxy Statement relating to the proposed merger filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at ir.magellanhealth.com/investor-relations.

Forward Looking Statements

This communication includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important proposed merger-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed merger; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company stockholder approval and regulatory approvals; (iii) the announcement and pendency of the proposed merger may disrupt the Company’s business operations (including the threatened or actual loss of employees, customers or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that could cause actual results to differ materially from those expressed or implied include , but are not limited to, the effectiveness of business continuity plans during the COVID-19 pandemic; the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s members; risks and uncertainties associated with the pharmacy benefits management industry; delays, higher costs or inability to implement new business or other initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; general business conditions; and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other filings we make with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021	MAGELLAN HEALTH,INC.

	By:	/s/ David Haddock
Name: David Haddock
Title: General Counsel and Secretary